Exhibit 10.13.4

AMENDMENT NO. 4

TO MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement, dated as of January 12, 2018 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and United Shore Financial Services, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to (a) that certain Master Repurchase Agreement, dated as of November 5, 2014 (as amended by Amendment No. 1, dated as of November 4, 2015, Amendment No. 2, dated as of August 16, 2016, and Amendment No. 3, dated as of November 2, 2016, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“HomePath Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomePath mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

“HomePath Renovation Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomePath mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

“HomeStyle Renovation Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomeStyle Renovation mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

SECTION 2.    Servicing. Section 15 of the Existing Repurchase Agreement is hereby amended by:

2.1 deleting subsection (a) in its entirety and replacing it with the following:

(a)    Seller shall service the Purchased Mortgage Loans as agent for Buyer and in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with all applicable requirements of the Agencies, Requirement of Law, the provisions of any applicable servicing agreement, and the requirements of any applicable Takeout Commitment and the Approved Investor, so that the eligibility of the Mortgage Loan for purchase under such Takeout Commitment is not voided or reduced by such servicing and administration.

2.2 deleting subsection (c) in its entirety and replacing it with the following:

(c)    Seller shall transfer actual servicing of each Purchased Mortgage Loan, together with all of the related Records in its possession, to Buyer’s designee and designate Buyer’s designee as the servicer in the MERS System upon the earliest of (i) the occurrence of a Default or Event of Default hereunder, (ii) the termination of Seller as interim servicer by Buyer pursuant to this Agreement or (iii) transfer of servicing to any entity approved by Buyer and the assumption thereof by such entity. Buyer shall have the right to terminate Seller as interim servicer of any of the Purchased Mortgage Loans, which right shall be exercisable at any time in Buyer’s sole discretion, upon written notice. Seller’s transfer of the Records and servicing under this Section 15 shall be in accordance with customary standards in the industry and such transfer shall include the transfer of the gross amount of all escrows held for the related mortgagors (without reduction for unreimbursed advances or “negative escrows”).

SECTION 3.    General Interpretive Principles. Section 35 of the Existing Repurchase Agreement is hereby amended by deleting the reference to Section 5-102(7) and replacing it with a reference to Section 1-201(b)(20).

SECTION 4.    Representations and Warranties. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting paragraphs (o) and (fff) in their entirety and replacing them with the following:

(o)    Full Disbursement of Proceeds. The Mortgage Loan has been closed and, except Homestyle Renovation Mortgage Loans or HomePath Renovation Mortgage Loans, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. With respect to Homestyle Renovation Mortgage Loans and HomePath Renovation Mortgage Loans, Seller has made all advances and disbursements in accordance with the terms of the Mortgage and/or the terms and conditions of the related mortgage loan program, and such additional amounts have been advanced or disbursed from Seller’s own funds and not from the funds representing any Purchase Price paid by Buyer to Seller hereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. No Mortgagor was charged “points and fees” (whether or not financed) in an amount that exceeds 3% of the total loan amount (or such other applicable limits for lower balance Mortgages) as specified under 12 CFR 1026.43(e)(3), and the points and fees were calculated using the calculation required for qualified mortgages under 12 CFR 1026.32(b) to determine compliance with applicable requirements.

(fff)    Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” or “revocable trust” and such “living trust” or “revocable trust” is in compliance with Fannie Mae or Freddie Mac guidelines, as applicable, for such trusts.

SECTION 5.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)    this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller; and

(b)    such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 6.    Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7.    Representations and Warranties.    Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 11.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Kimberly Browne
	Name:	Kimberly Browne
	Title:	Managing Director

By:	/s/ Chi Ma
	Name:	Chi Ma
	Title:	Director

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 4 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:
Name:
Title:

By:
Name:
Title:

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Kirstin Hammond
	Name:	Kirstin Hammond
	Title:	EVP

Signature Page to Amendment No. 4 to Master Repurchase Agreement